Building a Fully Integrated Biopharmaceutical Company May 7, 2015 Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-
looking statements include those regarding the Company’s expectations about: its plans to complete patient enrollment in DYNAMO and DUO in the second half of 2015; plans to initiate additional studies of duvelisib in 2015; its ability to execute on its strategic plans; the potential complementary effects of inhibiting PI3K-delta and PI3K-gamma; the therapeutic potential of PI3K inhibition and duvelisib, including in combination with venetoclax; market size; and 2015 financial guidance. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the company’s current expectations. For example, there can be no guarantee that Infinity will report data in the time frames it has estimated, that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases, or that development of any of Infinity’s product candidates will continue.
Further, there can be no guarantee that Infinity's strategic collaboration with AbbVie will continue or that any positive developments in Infinity’s product portfolio will result in stock price appreciation. Management’s expectations and, therefore, any forward-looking statements in this press release could also be affected by risks and uncertainties relating to a number of other factors, including the following: Infinity’s results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; a failure of
Infinity and/or AbbVie to fully perform under the strategic collaboration and/or an early termination of the collaboration and license agreement;
the content and timing of decisions made by the U.S. FDA and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; Infinity’s ability to obtain and maintain requisite regulatory approvals and to enroll patients in its clinical trials;
unplanned cash requirements and expenditures; development of agents by Infinity’s competitors for diseases in which Infinity is currently developing or intends to develop its product candidates; and Infinity’s ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing. These and other risks which may impact management’s expectations are described in greater detail under the caption “Risk Factors” included in Infinity’s quarterly report on Form 10-Q filed with the Securities and
Exchange Commission (SEC) on May 6, 2015, and other filings filed by Infinity with the SEC. Any forward-looking statements contained in this press release speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Infinity’s website is http://www.infi.com. Infinity regularly uses its website to post information regarding its business, product development programs and governance. Infinity encourages investors to use www.infi.com, particularly the information in the section entitled “Investors/Media,” as a source of information about Infinity. References to www.infi.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.infi.com into this presentation by reference.

Infinity Today

Growing Hem/Onc
Market with Unmet
Medical Need
Commitment to
Building a Novel
Pipeline
Key Strategic
Partner
Registration
Focused Studies
Underway
Experienced
Team
Duvelisib
1
st
in Class Dual
Inhibitor of PI3k-

4 Current Landscape An estimated 1.1M people in the U.S. are either living with, or are in remission from, leukemia or lymphoma. Leukemia & Lymphoma Society, Facts and Statistics 2015

5 Current Landscape Every 10 minutes, someone in the U.S. dies from a blood cancer. Leukemia & Lymphoma Society, Facts and Statistics 2015 iNHL and CLL are incurable

Duvelisib Overview
• Only dual inhibitor of PI3K- in Phase 3 development
• Broad activity observed from Phase 1 study in advanced
hematologic malignancies

• Early evidence of durability in patients with
relapsed/refractory iNHL and CLL

• Registration-focused studies ongoing

1 Flinn et al., ASH 2014 Phase 1 data; O’Brien et al., ASH 2014 Phase 1 data; Porcu et al., ASH 2014
Phase 1 data; Horwitz et al., T-Cell Lymphoma Forum 2015 Phase 1 data.
2 Flinn et al., ASH 2014 Phase 1 data; O’Brien et al., ASH 2014 Phase 1 data.

Follicular Lymphoma (FL) Market Growth

44,000 drug-treated FL patients
Growth Drivers
• Growing and aging
population
• Increased number of
approved treatments
• Availability of oral treatment
options
• Longer duration of treatment
• Availability of chemo-free
treatment options, including
novel combinations
Markets include: US, EU5, and Japan
Source: Decision Resources 2012

The Need for New Treatment Options in FL

Newly
Diagnosed
Relapsed
Relapsed/
Refractory
Source: Product prescribing information; physician interviews
• More effective treatment options for frail patients
• Cure, increase minimal residual disease
negativity
• Longer remissions
• Deeper responses and complete responses
• Improved tolerability profile
• Effective treatment options that preserve
patient QoL
Unmet Need Current Therapy
R-CHOP
R-CVP
BR
R-mono
R-chemo
R-mono
R-chemo
R-mono
Idelalisib

DYNAMO™: Opportunity to Provide a New
Treatment Option for Refractory iNHL Patients

• Open-label, single-arm monotherapy study under way
• Primary endpoint: Objective response rate
•
Enrollment completion anticipated 2H15
• Regulatory support for potential accelerated approval
*Includes follicular lymphoma, marginal zone lymphoma, small lymphocytic lymphoma.
Duvelisib dosed at 25 mg BID; Clinicaltrials.gov NCT01882803.
~120 iNHL
patients*
duvelisib

DYNAMO+R: Opportunity to Provide a New
Treatment Option for Relapsed FL Patients

• Randomized, placebo-controlled combination study
• Primary endpoint: Progression-free survival
• Regulatory support that DYNAMO+R could serve as confirmatory trial for DYNAMO
~400
Patients
with
Relapsed FL
duvelisib + Rituxan
®
placebo + Rituxan
®
Duvelisib dosed at 25 mg BID; Clinicaltrials.gov NCT02204982.

Duvelisib Active in Relapsed/Refractory Indolent
Non-Hodgkin Lymphoma (R/R iNHL): 72% ORR*

•
72% (13/18) ORR, including 33% (6/18) CR, at 25 mg BID
–
69% (9/13) ORR in follicular lymphoma patients, including 38% (5/13) CR
•
Majority of adverse events Grade 1 or 2, reversible and clinically manageable
Flinn et al., ASH 2014 Phase 1 data.
*25 mg BID dose.

Early Evidence of Durability in R/R iNHL Median PFS Not Reached 12 Flinn et al., ASH 2014 Phase 1 data. *25 mg BID dose. 69% progression-free at 24 months*

Early Evidence of Durability in R/R iNHL Median OS Not Reached 13 Flinn et al., ASH 2014 Phase 1 data. *25 mg BID dose. 89% survival at 24 months*

CONTEMPO: Addressing First-Line Therapy in FL

• Phase 1b/2 study in ~120 patients with previously untreated FL
• Primary objectives:
– Confirm safety of the combinations
– Assess clinical activity
Phase 1b Safety Lead in:
duvelisib + Gazyva
®
duvelisib + Rituxan
®
Phase 2:
duvelisib + Gazyva
®
Phase 2:
duvelisib + Rituxan
®

Novel Targeted
Combinations
4
duvelisib + venetoclax
1
st
Line
Development
3
Duvelisib Development Strategy in iNHL

Improve Upon
and/or Replace
Chemotherapy
2
Initiate two clinical studies in 2015
Initial Registration
Studies:
Refractory and
Relapsed
1

CLL Market Growth

*Includes SLL
Markets include: US, EU5, and Japan
Source: Decision Resources 2012
56,000 drug-treated CLL* patients
Growth Drivers
• Growing and aging
population
• Increased number of
approved treatments
• Availability of oral treatment
options
• Longer duration of treatment
• Availability of chemo-free
treatment options, including
novel combinations

The Need for New Treatment Options in CLL

*Indicated in first-line for CLL patients with 17p deletion
Source: Product prescribing information; physician interviews
Newly
Diagnosed
Relapsed
Relapsed/
Refractory
Unmet Need
• Improved overall survival
• More effective treatment options for frail patients
• Low MRD, cure
• Longer remissions
• Deeper responses and complete responses
• Shorter time to response
• Effective treatment options that preserve
patient QoL
Current Therapy
FCR
BR
R-mono
Ibrutinib*
R-chemo
R-mono
Ibrutinib
R-chemo
R-mono
Ibrutinib
Idelalisib + R

• Randomized, monotherapy study
• Primary endpoint: Progression-free survival by
independent review
• Completion of enrollment expected in 2H15
Duvelisib dosed at 25 mg BID; Clinicaltrials.gov NCT02004522.
~300 patients
duvelisib
(n = ~150)
Arzerra
®
(ofatumumab)
(n = ~150)
DUO™: Opportunity to Provide a New Treatment
Option for Relapsed/Refractory CLL Patients

Duvelisib Monotherapy Active in R/R CLL: 57% ORR*

• 57% ORR by IWCLL at 25 mg BID, including 1 CR
– 83% (25/30) nodal response rate ( 50% reduction in adenopathy)
• Adverse events were mostly Grade 1 or 2, reversible and clinically manageable
O’Brien et al., ASH 2014 Phase 1 data.
*25 mg BID dose.

Early Evidence of Durability in R/R CLL Median PFS Not Reached* 20 66% progression-free at 12 months* 59% progression-free at 24 months* O’Brien et al., ASH 2014 Phase 1 data. *25 mg BID dose.

Early Evidence of Durability in R/R CLL Median OS Not Reached* 21 74% survival at 12 months* 63% survival at 24 months* O’Brien et al., ASH 2014 Phase 1 data. *25 mg BID dose.

Duvelisib Shows Early Evidence of Activity in
Patients Previously Treated with Ibrutinib
• CLL (N = 6): 1 PR, 5 SD
• Aggressive NHL (N = 5): 2 PR, 1SD, 2PD
• Adverse event profile similar to larger Phase 1 study population

Porcu et al., ASH 2014 Phase 1 data; O’Brien et al. ASH 2014 Phase 1 data; Campbell et al. ASH 2013 Phase 1 data.

SYNCHRONY: Anticipating a Growing Medical Need
for CLL Patients Relapsing on BTK Inhibitor Therapy

• Phase 1b, open-label, dose-escalation study in ~60 CLL
patients whose disease has progressed following
treatment with a BTK inhibitor
• Objectives: Determine doses, evaluate clinical activity
and safety
Clinicaltrials.gov NCT02292225
Dose-Escalation Phase:
• duvelisib + Gazyva
®
Expansion Phase:
• duvelisib + Gazyva
®

CLL Cells From Duvelisib Treated Patients “Primed” for Apoptosis 24 Patel et al., AACR 2015. BIK BIM BMF HRK NOXA PUMA BCL-2 BH3-only protein Pro-apoptotic Pro-survival protein anti-apoptotic

Rationale For Combining Duvelisib with Venetoclax

Cells from Patients Treated with Duvelisib Show Increased Sensitivity to Ex-Vivo Venetoclax Treatment
Patel et al., AACR 2015.
N=5
Paired t test
p=0.0041

Duvelisib Development Strategy in CLL 26 Initial Registration Study: Relapsed or Refractory 1 Novel Targeted Combinations 3 duvelisib + venetoclax First and Best Treatment Post BTK Inhibitor 2

Strategic Partnership with AbbVie for Duvelisib
in Oncology

• $275M up-front payment
• $530M in potential development and commercial milestones
Up to $405 million for the achievement of milestones
through first commercial sale
• Infinity will fund the trials it conducts, up to $667 million, after which costs will be shared equally
• Infinity and AbbVie will equally share funding for trials
conducted by AbbVie
• Co-promotion and 50/50 profit share in U.S.
• Tiered royalty payments ex-U.S., ranging from 23.5% to
30.5% of net sales
Financial
Development
Commercial
Partnership Terms:

2015 Financial Guidance
(as of May 6, 2015)
•
Cash and investments at 3/31/15 (unaudited):
$233.6M
• Revenue: $105M-$125M
• Net loss: $190M-$210M
• Year-end cash and investments:          $145M-$165M

2015 financial revenue guidance assumes receipt of a $130 million milestone payment from AbbVie Inc. associated with the first anticipated completion of enrollment in either DYNAMO or DUO; financial guidance is based on current operating plan and exclusive of any business development activities.

Anticipated 2015 Milestones
Novel Duvelisib Combinations
Initiate first clinical study of duvelisib in combination with venetoclax*
Duvelisib in iNHL
Complete enrollment in DYNAMO
TM
in 2H’15
Initiate
2 additional clinical studies
Duvelisib in CLL
Complete enrollment in DUO
TM
in 2H’15

*AbbVie is responsible for this study.

Building a Fully Integrated Biopharmaceutical Company www.infi.com Twitter: @infipharma * * * *